SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
                           --------------------

                                 FORM 8-K
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                            December 31, 1996
                    (Date of earliest event reported)

                           McKesson Corporation
          (Exact name of Registrant as specified in its charter)

         Delaware                   1-13252                  94-3207296
        (State of              (Commission File No.)     (IRS Employer
        incorporation or                                 Identification No.)
        organization)

                             One Post Street
                        San Francisco, California
                 (Address of principal executive offices)

                                  94104
                                (zip code)


                              (415) 983-8300
           (Registrant's telephone number, including area code)


                              Exhibit Index is on Page 5.



Item 2. Acquisition or Disposition of Assets.

               On December 10, 1996, McKesson Corporation ("McKesson"), the holder of approximately 54% of the outstanding shares of common stock, par value $0.01 per share (the "Shares"), of Armor All Products Corporation, a Delaware corporation ("Armor All"), filed a Form 8-K under the Securities Exchange Act of 1934 disclosing McKesson's plans to dispose of the Shares (the "December 10 Form 8-K") by tendering the Shares into a tender offer (the "Offer") commenced by Shield Acquisition Corporation, a wholly owned subsidiary of The Clorox Company (the "Purchaser"). A copy of the December 10 Form 8-K is filed as Exhibit 99.1 and is incorporated herein by reference. On December 30, 1996 McKesson tendered its Shares pursuant to the transactions described in the December 10 Form 8-K.

               The Offer by the Purchaser for all outstanding Shares expired at 12:00 midnight, New York time, on Monday, December 30, 1996. Based on a preliminary count from First Chicago Trust Company of New York (the "Depositary"), a total of 21,119,908 Shares (including approximately 419,202 Shares subject to guarantee of delivery and all of the 11,624,900 Shares held by McKesson) were validly tendered and not properly withdrawn pursuant to the Offer. On December 31, 1996, the Purchaser directed the Depositary to accept for payment all Shares, including the Shares tendered by McKesson, validly tendered as of the expiration date of the Offer representing approximately 98.8% of the outstanding Shares. A copy of a joint press release issued by Armor All and The Clorox Company is filed as Exhibit 99.2 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

        (a)    Financial Statements
               None.

        (b)    Pro Forma Financial Information
               None.

        (c)    Exhibits

        99.1   Form  8-K under the Exchange Act of 1934 filed by
               McKesson Corporation on December 10, 1996.

        99.2 Press Release issued by The Clorox Company and Armor All Products Corporation on December 31, 1996.


                                SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    McKESSON CORPORATION


                                    By:     /s/ Nancy A. Miller
                                    Name:   Nancy A. Miller
                                    Title:  Vice President and Secretary


Date:  January 13, 1997


                              EXHIBIT INDEX


Exhibit                Description                                  Page


99.1        Form 8-K under the Securities Act of 1934, filed by     N/A
            McKesson Corporation on December 10, 1996.*

99.2        Press Release issued by The Clorox Company and          N/A
            Armor All Products Corporation on December 31,
            1996.**


--------
* Incorporated by reference from Form 8-K of the Securities Exchange Act of 1934 filed by McKesson Corporation on December 10, 1996.
** Incorporated by reference from Exhibit (a)(11) of Amendment No. 3 (Final Amendment) to Schedule 14D-1 Tender Offer Statement Pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934 filed by Shield Acquisition Corporation and The Clorox Company on December 31, 1996.